LAZARD US REALTY INCOME PORTFOLIO

c/o Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Dear Shareholder:

As a shareholder of Lazard US Realty Income Portfolio (the “Acquired Portfolio”), you are being asked to vote on a Plan of Reorganization to allow the Acquired Portfolio to transfer all of its assets in a tax-free reorganization to Lazard US Realty Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities. The Acquired Portfolio and the Acquiring Portfolio are series of The Lazard Funds, Inc. (the “Company”). Lazard Asset Management LLC (“LAM”) is the investment manager to the Acquired Portfolio and the Acquiring Portfolio.

Management has recommended to the Company’s Board of Directors (the “Board”) that the Acquired Portfolio be consolidated with the Acquiring Portfolio. If the Plan of Reorganization is approved and consummated for the Acquired Portfolio, you would no longer be a shareholder of the Acquired Portfolio, but would become a shareholder of the Acquiring Portfolio. Management believes that the reorganization will permit Acquired Portfolio shareholders to continue to invest in a fund focused on US real estate in a larger combined fund. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies, as well as certain synthetic instruments related to US Realty Companies. “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

In addition, based on the expenses of each Portfolio as of December 31, 2017 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have a lower total annual expense ratio than the corresponding class of shares of the Acquired Portfolio in the current fiscal year. The Acquiring Portfolio also had a better performance record than the Acquired Portfolio for the one- and five-year and since inception periods ended

December 31, 2017 (although past performance is not a guarantee of future returns). Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Acquired Portfolio shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and also permitting the Portfolios’ service providers to operate and service a single fund (and its shareholders), instead of having to operate and service both Portfolios with similar distribution channels. As a result, management recommended to the Board that the Acquired Portfolio be consolidated with the Acquiring Portfolio.

After review, the Board has unanimously approved the proposed reorganization. In approving the reorganization, the Board determined that the reorganization is in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s shareholders will not be diluted as a result of the reorganization. The Board recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call (800) 823-6300.

Sincerely,

Mark R. Anderson
Vice President and Secretary
The Lazard Funds, Inc.

April 12, 2018

TRANSFER OF THE ASSETS OF
LAZARD US REALTY INCOME PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
LAZARD US REALTY EQUITY PORTFOLIO

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY LAZARD US REALTY INCOME PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Lazard US Realty Equity Portfolio (the “Acquiring Portfolio”), an open-end investment company managed by Lazard Asset Management LLC (“LAM”), on or about June 29, 2018 (the “Closing Date”), and will no longer be a shareholder of Lazard US Realty Income Portfolio (the “Acquired Portfolio”). You will receive Institutional Shares and Open Shares of the Acquiring Portfolio corresponding to your Institutional Shares and Open Shares of the Acquired Portfolio, respectively, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of your investment in the Acquired Portfolio as of the Closing Date. The Acquired Portfolio will then cease operations and will be terminated as a series of The Lazard Funds, Inc. (the “Company”).

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board of Directors (the “Board”) believes that the reorganization will permit Acquired Portfolio shareholders to continue to invest in a fund focused on US real estate in a larger combined fund. As of December 31, 2017, the Acquiring Portfolio had approximately $66.5 million and the Acquired Portfolio had approximately $27.1 million in net assets. In addition, based on the expenses of each Portfolio as of December 31, 2017 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have a lower total annual expense ratio than the corresponding class of shares of the Acquired Portfolio in the current fiscal year. See “Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Portfolio Expenses?” below and “Summary—Comparison of the Acquiring Portfolio and the Acquired Portfolio—Fees and Expenses” in the Prospectus/Proxy Statement. Management believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable

Acquired Portfolio shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. The reorganization should enable LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and permit the Portfolios’ service providers to operate and service a single fund (and its shareholders), instead of having to operate and service both Portfolios with similar distribution channels. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE PORTFOLIOS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Portfolio and the Acquired Portfolio have similar investment objectives and investment management policies. The Acquiring Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective. The Acquired Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies, as well as certain synthetic instruments related to US Realty Companies. For each Portfolio, such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of exchange-traded open-end management investment companies. “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

For each Portfolio, LAM conducts proprietary quantitative, qualitative and on-site real estate analysis to select each Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. LAM’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

LAM is the investment manager to both the Acquiring Portfolio and the Acquired Portfolio and provides the day-to-day management of both the Acquiring Portfolio’s and the Acquired Portfolio’s investments. State Street Bank and Trust Company serves as the administrator to the Acquiring Portfolio and the Acquired Portfolio. Lazard Asset Management Securities LLC distributes the shares of the Acquiring Portfolio and the Acquired Portfolio. For additional information regarding the Acquiring Portfolio and the Acquired Portfolio, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE DIFFERENCES BETWEEN THE PORTFOLIOS?

The Acquired Portfolio has historically invested significantly in dividend-paying securities, such as preferred securities, while the Acquiring Portfolio has not. Investments in preferred securities may have different risks and may perform differently than investments in common stocks and other types of investments in which the Portfolios may invest.

The Portfolios have different performance records. The Acquiring Portfolio (inception date for Open Shares December 31, 2008) had a better performance record than the Acquired Portfolio (inception date for Open Shares July 30, 2008) for the one- and five-year and since inception periods ended December 31, 2017 (although past performance is not a guarantee of future returns). See “Summary—Past Performance” in the Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Acquired Portfolio shares will carry over to the shareholder’s Acquiring Portfolio shares, and the holding period for such Acquiring Portfolio shares will include the holding period for the shareholder’s Acquired Portfolio shares. As a condition to the closing of the reorganization, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s shareholders, or the Acquiring Portfolio as a result of the reorganization.

The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders. Management currently estimates that approximately 46% of the Acquired Portfolio’s portfolio securities may be sold by the Acquired Portfolio before consummation of the reorganization, but that the Acquired Portfolio would not recognize gains as a result of the sale of such portfolio securities. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $15,000, or 0.07% of Acquired Portfolio net assets, such cost to be borne by the Acquired Portfolio. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio’s capital loss carryforwards that are not used through the consummation of the reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio).

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING PORTFOLIO THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE ACQUIRED PORTFOLIO?

Yes. The Acquiring Portfolio will offer you the same shareholder privileges, such as the Automatic Reinvestment Plan, Automatic Investment Plan, Systematic Withdrawal Plan, Exchange Privilege and Conversion Feature, that you currently have as a shareholder of the Acquired Portfolio. The privileges you currently have on your Acquired Portfolio account will transfer automatically to your account with the Acquiring Portfolio.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL PORTFOLIO EXPENSES?

No. Under their investment management agreement with LAM, the Acquiring Portfolio and the Acquired Portfolio have each agreed to pay an investment management fee at the annual rate of 0.75% of the value of their respective average daily net assets.

In addition, based on the expenses of each Portfolio as of December 31, 2017 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have a lower total annual expense ratio than the corresponding class of shares of the Acquired Portfolio in the current fiscal year. LAM has contractually agreed to waive its fee and, if necessary, reimburse each Portfolio (through May 1, 2028 for the Acquiring Portfolio and until May 1, 2019 for the Acquired Portfolio) to the extent total annual portfolio operating expenses exceed 1.00% and 1.30% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Securities and Exchange Commission) and extraordinary expenses.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

LAM, and not the Acquired Portfolio or the Acquiring Portfolio, will pay the expenses directly related to the proposed reorganization, except that the

Acquired Portfolio and the Acquiring Portfolio will bear their respective brokerage commissions and other portfolio transaction costs associated with the proposed reorganization.

HOW DOES THE COMPANY’S BOARD RECOMMEND I VOTE?

After considering the investment objectives and policies of the Acquired Portfolio and the Acquiring Portfolio, the share classes and distribution and servicing arrangements of the Acquired Portfolio and the Acquiring Portfolio, fees and expenses, including the total annual expense ratios, of the Acquired Portfolio and the Acquiring Portfolio, the relative performance of the Acquired Portfolio and the Acquiring Portfolio (while recognizing that past performance is not a guarantee of future returns), valuation of Portfolio assets, the tax consequences of the reorganization, costs to be incurred in connection with the reorganization, and the terms and conditions of the reorganization, the Board believes that reorganizing the Acquired Portfolio into the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board determined that reorganizing the Acquired Portfolio into the Acquiring Portfolio, which has similar investment objectives and investment management policies as those of the Acquired Portfolio, offers potential benefits. These potential benefits include permitting Acquired Portfolio shareholders to continue to invest in a fund focused on US real estate in a larger combined fund that is anticipated to have, based on the expenses of each Portfolio as of December 31, 2017 and current expense limitation arrangements with respect to both Portfolios, a lower total annual expense ratio than the corresponding class of shares of the Acquired Portfolio. In addition, the Acquiring Portfolio had a better performance record than the Acquired Portfolio for the one- and five-year and since inception periods ended December 31, 2017 (although past performance is not a guarantee of future returns). By combining the Acquired Portfolio with the Acquiring Portfolio, the reorganization also should enable Acquired Portfolio shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and also permitting the Portfolios’ service providers to operate and service a single fund (and its shareholders), instead of having to operate and service both Portfolios with similar distribution channels. At the time of the Board’s consideration of the Reorganization, management of the Company advised the Board that, if the Reorganization is not approved by Acquired Portfolio shareholders, management would recommend to the Board liquidation of the Acquired Portfolio.

As a result of the foregoing, management recommended to the Board that the Acquired Portfolio be consolidated with the Acquiring Portfolio. The Board recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote. Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

LAZARD US REALTY INCOME PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Lazard US Realty Income Portfolio (the “Acquired Portfolio”), a series of The Lazard Funds, Inc. (the “Company”), will be held at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, June 8, 2018, at 1:00 p.m., for the following purposes:

1.

To approve a Plan of Reorganization providing for: (a) the transfer of all of the assets of the Acquired Portfolio to Lazard US Realty Equity Portfolio, a series of the Company (the “Acquiring Portfolio”), in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities (the “Reorganization”); (b) Institutional Shares and Open Shares of the Acquiring Portfolio received by the Acquired Portfolio in the Reorganization to be distributed to holders of Acquired Portfolio Institutional Shares and Open Shares, respectively; and (c) the Acquired Portfolio to be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any postponement(s) or adjournment(s) thereof.

Shareholders of record at the close of business on March 29, 2018 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Mark R. Anderson
Vice President and Secretary

New York, New York
April 18, 2018

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ACQUIRED PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE ACQUIRED PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE ACQUIRED PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

LAZARD US REALTY INCOME PORTFOLIO
(A SERIES OF THE LAZARD FUNDS, INC.)

TO AND IN EXCHANGE FOR INSTITUTIONAL SHARES AND OPEN SHARES OF

LAZARD US REALTY EQUITY PORTFOLIO
(A SERIES OF THE LAZARD FUNDS, INC.)

PROSPECTUS/PROXY STATEMENT
APRIL 12, 2018

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 8, 2018

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of The Lazard Funds, Inc. (the “Company”), on behalf of Lazard US Realty Income Portfolio (the “Acquired Portfolio”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Acquired Portfolio to be held on Friday, June 8, 2018, at 1:00 p.m., at the offices of Lazard Asset Management LLC (“LAM”), 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 29, 2018 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Acquired Portfolio transfer all of its assets to Lazard US Realty Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Portfolio shares received by the Acquired Portfolio will be distributed to Acquired Portfolio shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Portfolio’s shares (or fractions thereof) for Acquired Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Acquired Portfolio shares a number of Institutional Shares or Open Shares (or fractions thereof) of the Acquiring Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Institutional Shares or Open Shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Portfolio that

Acquired Portfolio shareholders should know before voting on the proposal or investing in the Acquiring Portfolio.

A Statement of Additional Information (“SAI”) dated April 12, 2018, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) on April 18, 2018 (File No. 333-223531) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Portfolio and the Acquired Portfolio. A copy of the SAI is available without charge by calling (800) 823-6300, or writing to the Acquiring Portfolio at its offices at 30 Rockefeller Plaza, New York, New York 10112-6300.

Shares of the Acquiring Portfolio and the Acquired Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Portfolio, as in the Acquired Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Portfolio’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Portfolio and the Acquired Portfolio are open-end management investment companies advised by LAM. The Portfolios have similar investment objectives and investment management policies. The Acquiring Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. The Acquired Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies, as well as certain synthetic instruments related to US Realty Companies. For each Portfolio, such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of exchange-traded open-end management investment companies (“ETFs”). “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate). The Acquired Portfolio and the Acquiring Portfolio are both series of the Company. A comparison of the Acquiring Portfolio and the Acquired Portfolio is set forth in this Prospectus/Proxy Statement.

The Acquiring Portfolio’s Annual Report for its fiscal year ended December 31, 2017 (including its audited financial statements for the fiscal year) accompanies this Prospectus/Proxy Statement. The financial statements contained in the Acquiring Portfolio’s Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Acquired Portfolio’s most recent Prospectus or Annual Report for its fiscal year ended December 31, 2017, please call your financial adviser, or call (800) 823-6300, visit www.lazardassetmanagement.com or write to the Acquired Portfolio at its offices located at 30 Rockefeller Plaza, New York, New York 10112-6300.

Shareholders are entitled to one vote for each Acquired Portfolio share held and fractional votes for each fractional Acquired Portfolio share held. Holders of Institutional Shares and Open Shares of the Acquired Portfolio will vote together on the proposal. Acquired Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization except as to broker non-votes as described under the heading “Voting Information.” If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

As of December 31, 2017, the following numbers of Acquired Portfolio shares were issued and outstanding:

Institutional Shares	Open Shares
1,692,390	2,009,472

Proxy materials will be mailed to shareholders of record on or about April 25, 2018. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Acquired Portfolio will begin sending you individual copies promptly after receiving your request.

APPROVAL OF A PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE ACQUIRED PORTFOLIO’S ASSETS TO THE ACQUIRING PORTFOLIO

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction

The Board, a majority of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Acquired Portfolio or the Acquiring Portfolio, has unanimously approved the Plan for the Acquired Portfolio. The Plan provides that, subject to the requisite approval of the Acquired Portfolio’s shareholders, on the date of the Reorganization the Acquired Portfolio will assign, transfer and convey to the Acquiring Portfolio all of the assets of the Acquired Portfolio, including all securities and cash, in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets, and the Acquiring Portfolio will assume the Acquired Portfolio’s stated liabilities. The Acquired Portfolio will distribute all Acquiring Portfolio shares received by it among its shareholders so that each shareholder of the Acquired Portfolio will receive a pro rata distribution of the Acquiring Portfolio’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Portfolio shares as of the date of the Reorganization. The Acquiring Portfolio shares received by each Acquired Portfolio shareholder will be of the same share class as the shareholder’s Acquired Portfolio shares. Thereafter, the Acquired Portfolio will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Acquired Portfolio shareholder will cease to be a shareholder of the Acquired Portfolio and will become a shareholder of the Acquiring Portfolio as of the close of business on the date of the Reorganization.

The Board has unanimously concluded that the Reorganization is in the best interests of the Acquired Portfolio and that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences

The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s shareholders, or the Acquiring Portfolio as a direct result of the Reorganization. The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the Reorganization, which distribution would be taxable to shareholders. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio’s capital loss carryforwards that are not used through the consummation of the Reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio). See “Information about the Reorganization—Federal Income Tax Consequences—Capital Loss Carryforwards.”

Comparison of the Acquiring Portfolio and the Acquired Portfolio

The following discussion provides a comparison of the Acquiring Portfolio and the Acquired Portfolio. It describes the investment objectives and principal investment strategies of each Portfolio, followed by a description of the fees and expenses and portfolio turnover for each Portfolio.

Investment Objectives and Principal Investment Strategies. The Acquiring Portfolio and the Acquired Portfolio have similar investment objectives and investment management policies. The Acquiring Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective. The Acquired Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective. Under normal circumstances, the Acquiring Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Under normal circumstances, the Acquired Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies, as well as certain synthetic instruments related to US Realty Companies. For each Portfolio, such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs. “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate). Each Portfolio’s investment objective and policy with respect to the investment of 80% of its assets are non-fundamental policies which may be changed with the approval of the Board upon 60 days’ prior notice to the respective Portfolio’s shareholders.

With respect to the Acquired Portfolio, LAM focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation, such as preferred securities. Delivering regular income to shareholders is not a primary focus of the Acquiring Portfolio.

With respect to each of the Acquiring Portfolio and the Acquired Portfolio, LAM conducts proprietary quantitative, qualitative and on-site real estate analysis to select each Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. LAM’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value (“NAV”) ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

With respect to each of the Acquiring Portfolio and the Acquired Portfolio, LAM may use macroeconomic analysis and property sector research, including US and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

Each Portfolio considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

Each Portfolio considers a company or issuer to be a “US company” or “US issuer” or a security to be “tied economically to the US” if: (i) the company/issuer is organized under the laws of or domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

Each Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization, or the unrated equivalent as determined by the LAM (“junk bonds”). Each Portfolio may invest up to 20% of its assets in junk bonds.

Each Portfolio may invest in issuers of any market capitalization and securities of any maturity, and each Portfolio’s investments also may include securities purchased in initial public offerings (“IPOs”).

Each Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

Each Portfolio may invest up to 5% of its assets in mortgage-related securities issued or guaranteed by US issuers, including the US government or one of its agencies or instrumentalities, or private issuers. Each Portfolio is limited to investing in asset-backed securities issued by private issuers, and up to 5% of the Portfolio’s assets only.

In addition to purchasing options, each Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Each Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

Each Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

A certain portion of each Portfolio’s assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolios. In addition, when LAM determines that adverse market conditions exist, the Portfolios may adopt a temporary defensive position and invest some or all of their assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, each Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Acquired Portfolio also may invest up to 25% of its net assets in companies organized as master limited partnerships (“MLPs”) and their affiliates.

The Acquiring Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund. For information about the risks of investing in a “non-diversified” fund, see “Additional

Information About the Acquiring Portfolio and the Acquired Portfolio—Investment Risks” below.

Although the Acquired Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

The Acquiring Portfolio and the Acquired Portfolio have the same fundamental investment restrictions.

Sales Charges

Neither Institutional Shares nor Open Shares of the Acquired Portfolio and the Acquiring Portfolio are subject to any sales charges or exchange or redemption fees.

Fees and Expenses

Under their investment management agreement with LAM, the Acquiring Portfolio and the Acquired Portfolio have each agreed to pay an investment management fee at the annual rate of 0.75% of the value of their respective average daily net assets. The investment management fees are accrued daily and paid monthly.

In addition, based on the expenses of each Portfolio as of December 31, 2017 and current expense limitation arrangements with respect to both Portfolios, both share classes of the Acquiring Portfolio, following acquisition of the Acquired Portfolio’s assets, are anticipated to have a lower total annual expense ratio than the corresponding class of shares of the Acquired Portfolio in the current fiscal year. LAM has contractually agreed to waive its fee and, if necessary, reimburse each Portfolio (through May 1, 2028 for the Acquiring Portfolio and until May 1, 2019 for the Acquired Portfolio) to the extent total annual portfolio operating expenses exceed 1.00% and 1.30% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. This agreement can only be amended by agreement of the Acquiring Portfolio or the Acquired Portfolio, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the management agreement between LAM and the Company, on behalf of each Portfolio. Based on the expense limitation arrangements then in effect, for the fiscal year ended December 31, 2017, LAM waived a portion of its management fees with respect to the Portfolios, which resulted in the Acquired Portfolio and the Acquiring Portfolio paying LAM an investment management fee at the effective annual rate of 0.49% and 0.77%, respectively, of the Acquired Portfolio’s and the Acquiring Portfolio’s average daily net assets (prior to June 7, 2017, the Acquiring Portfolio’s investment management fee was 0.80%).

The fees and expenses set forth in the tables below for the Acquired Portfolio and for the Acquiring Portfolio are as of each Portfolio’s fiscal year ended December 31, 2017 and reflect the current expense limitation arrangements, as described above. The “Pro Forma After Reorganization” operating expenses information set forth below is based on the fees and expenses of each Portfolio as of the fiscal year ended December 31, 2017, as adjusted showing the effect of the consummation of the Reorganization, and reflects current expense limitation arrangements. Annual portfolio operating expenses are paid out of Portfolio assets, so their effect is reflected in the share prices.

	Acquired Portfolio	Acquiring Portfolio	Acquiring Portfolio
			Pro Forma After Reorganization Lazard US Realty Equity Portfolio Institutional Shares
		Lazard US Realty Equity Portfolio Institutional Shares
	Lazard US Realty Income Portfolio Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%[1]	.75%[1]
Distribution and Service (12b-1) Fees	none	none	none
Other Expenses	.57%	.32%	.21%

Total Annual Portfolio Operating Expenses	1.32%	1.07%	.96%
Fee Waiver and/or Expense Reimbursement	.32%[2]	.07%[3]	—

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	.96%

[1]	Restated to reflect current management fee; prior to June 7, 2017, the rate was .80%.

[2]

Reflects a contractual agreement by LAM to waive its fee and, if necessary, reimburse the Acquired Portfolio until May 1, 2019, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Acquired Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquired Portfolio.

[3]

Reflects a contractual agreement by LAM to waive its fee and, if necessary, reimburse the Acquiring Portfolio through May 1, 2028, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Acquiring Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquiring Portfolio.

	Acquired Portfolio	Acquiring Portfolio	Acquiring Portfolio
			Pro Forma After Reorganization Lazard US Realty Equity Portfolio Open Shares
		Lazard US Realty Equity Portfolio Open Shares
	Lazard US Realty Income Portfolio Open Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%[1]	.75%[1]
Distribution and Service (12b-1) Fees	.25%	.25%	.25%
Other Expenses	.56%	.28%	.21%

Total Annual Portfolio Operating Expenses	1.56%	1.28%	1.21%
Fee Waiver and/or Expense Reimbursement	.26%[2]	—	—

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.28%	1.21%

[1]	Restated to reflect current management fee; prior to June 7, 2017, the rate was .80%.
[2]

Reflects a contractual agreement by LAM to waive its fee and, if necessary, reimburse the Acquired Portfolio until May 1, 2019, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Acquired Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined by the Commission) and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Company, upon approval by the Board, and LAM to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between LAM and the Company, on behalf of the Acquired Portfolio.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Portfolio and the Acquiring Portfolio. The Example assumes that you invest $10,000 in the respective Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreements described above. The Example is based on the net operating expenses of the Portfolios as of their respective fiscal years ended December 31, 2017. The “Pro Forma After Reorganization” Example shows the effect of the consummation of the Reorganization on the Acquired Portfolio and the Acquiring Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Portfolio
	Lazard US Realty Income Portfolio
	Institutional Shares	Open Shares
1 Year	$102	$132
3 Years	$387	$467
5 Years	$693	$825
10 Years	$1,562	$1,834

	Acquiring Portfolio
	Lazard US Realty Equity Portfolio
	Institutional Shares	Open Shares
1 Year	$102	$130
3 Years	$333	$406
5 Years	$583	$702
10 Years	$1,299	$1,545

	Acquiring Portfolio
	Pro Forma After Reorganization—Lazard US Realty Equity Portfolio
	Institutional Shares	Open Shares
1 Year	$98	$123
3 Years	$306	$384
5 Years	$531	$665
10 Years	$1,178	$1,466

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect each Portfolio’s performance. During its most recent fiscal year, the Acquired Portfolio’s and the Acquiring Portfolio’s portfolio turnover rates were 73% and 32%, respectively, of the average value of the respective Portfolio’s portfolio.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

This section provides a comparison of the Portfolios. It describes the principal investment risks of investing in each of the Portfolios, followed by comparative performance charts and tables. In addition, this section provides information regarding management of each of the Portfolios. This section also provides, among other things, a description of each Portfolio’s distribution and service arrangements and information about dividends and distributions, investor services, tax information, procedures for purchase, redemption, exchange and valuation of shares and market timing policies.

Investment Risks

The risks of investing in the Portfolios, which apply to both Portfolios except as otherwise noted, are discussed below. The Acquired Portfolio has historically invested significantly in preferred securities, while the Acquiring Portfolio has not. Investments in preferred securities may have different risks and may perform differently than investments in common stocks and other types of investments in which the Portfolios may invest.

An investment in the Acquiring Portfolio, as well as in the Acquired Portfolio, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Portfolio, as in the Acquired Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

Principal Risks

•

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolios’ investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolios. The global financial crisis that began in 2008 has caused unprecedented volatility in the markets. The US government and the Board of Governors of the Federal Reserve System, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the liquidity and value of certain securities.
•

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

•

Other Equity Securities Risk. Preferred stock is subject to credit and interest rate risk and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

•

Realty Companies and REITs Risk. Portfolios that invest in Realty Companies and/or real estate investment trusts (“REITs”) could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolios may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolios could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Realty Companies. The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolios’ ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

•

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when LAM deems it appropriate.

•

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolios will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolios may have to reinvest the proceeds in lower yielding securities (and the Portfolios may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolios or at prices approximating the value at which the Portfolios are carrying the securities on their books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolios.

•

Non-Diversification Risk. (Acquiring Portfolio only) The NAV of the Acquiring Portfolio may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Acquiring Portfolio’s investments consisted of securities issued by a larger number of issuers.

•

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolios’ investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolios may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in the Portfolios’ redemption requests, including requests from shareholders who may own a significant percentage of the Portfolios’ shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolios to sell their holdings at a loss or at undesirable prices and adversely affect the Portfolios’ share price and increase the Portfolios’ liquidity risk, the Portfolios expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolios are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolios with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolios to realize income prior to the receipt of cash payments with respect to these securities.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

•

MLP Risk. (Acquired Portfolio only) An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

•

Non-US Securities Risk. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European

Union (the “EU”), create risks for investing in the EU. In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

•

Focused Investing Risk. (Acquired Portfolio only) The NAV of the Acquired Portfolio may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Acquired Portfolio’s investments consisted of securities issued by a larger number of issuers.

•

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolios’ management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolios invest.

•

Securities Selection Risk. Securities and other investments selected by LAM for the Acquiring Portfolio may not perform to expectations. This could result in the Acquiring Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

•

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and exchange-traded notes (“ETNs”)), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolios’ performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to LAM’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolios had not engaged in such transactions. Future rules and regulations of the Commission may impact the Portfolios’ derivatives transactions as described in this prospectus.

•

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolios’ performance depends on a variety of factors, including the number of IPOs the Portfolios invest in relative to the size of the Portfolios and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolios’ asset base increases, IPOs may have a diminished effect on the Portfolios’ performance.

Additional Risks

In addition to the principal risks described above, both the Acquiring Portfolio and the Acquired Portfolio are subject, except as otherwise noted, to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Portfolio and/or the Acquired Portfolio.

•

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

•

ETFs and Similar Products Risk. Shares of ETFs and similar products such as ETNs in which the Portfolios may invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolios’ investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Portfolio shares will bear not only the Portfolios’ management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Portfolios invest. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments. The Portfolios may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the Commission on which the Portfolios may rely or an exemption is available. Many ETFs have received an exemptive order from the Commission providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs, and the Portfolios’ reliance on an order is conditioned on compliance with certain terms and conditions of the order, including that the Portfolios enter into a purchasing fund agreement with the ETF regarding the terms of the investment. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolios will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Portfolios’ assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolios’ total assets.

•

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. LAM generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

•

Monetary Policy, Political and Legislative Risk. The global financial crisis was one instance in which certain governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the US, took steps to support financial markets, including implementing measures to keep interest rates low. Changes to, or failure of, these policies, a change in investor perception with respect to these policies and/or a rise in interest rates, may expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which could cause the value of the Portfolios’ investments and share price to fall. Portfolio redemptions also may increase, which may result in higher portfolio turnover and Portfolio expenses. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Past Performance

The bar charts and tables below illustrate the risks of investing in the Acquiring Portfolio and the Acquired Portfolio by showing each Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Acquiring Portfolio and the Acquired Portfolio commenced operations after all of the assets of investment companies advised by Grubb & Ellis Alesco Global Advisors, LLC (“Alesco”), Grubb & Ellis AGA U.S. Realty Fund (the “Predecessor Realty Equity Fund”) and Grubb & Ellis AGA Realty Income Fund (the “Predecessor Realty Income Fund” and together with the Predecessor Realty Equity Fund, the “Predecessor Funds”), were transferred to the Acquiring Portfolio and the Acquired Portfolio, respectively, in exchange for Open Shares of the Acquiring Portfolio and the Acquired Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the each Portfolio’s Open Shares (or each Predecessor Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Portfolio or the Acquired Portfolio will perform in the future.

After-tax returns are shown only for Open Shares of the Acquiring Portfolio and the Acquired Portfolio. After-tax performance of each Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The US Realty Income Index and the Hybrid Index shown in the tables below are unmanaged indices created by LAM. The US Realty Income Index links the performance of the Hybrid Index for all periods through March 31, 2017 (when the Acquired Portfolio’s primary index changed) and 50/50 blend of the MSCI REIT Preferred® Index and MSCI USA IMI Core Real Estate® Index for all periods thereafter. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index.

With respect to the Acquiring Portfolio, effective as of January 1, 2018, the MSCI US REIT Index replaced the FTSE NAREIT All Equity REITs Index as the Acquiring Portfolio’s primary index. LAM believes that the new index provides a more appropriate comparison of Acquiring Portfolio performance than the prior index.

With respect to the Acquired Portfolio, effective as of April 1, 2017, the US Realty Income Index replaced the Hybrid Index as the Acquired Portfolio’s primary index. LAM believes that the new index provides a more appropriate comparison of Acquired Portfolio performance than the prior index.

Acquiring Portfolio

Lazard US Realty Equity Portfolio—Open Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+59.47	+35.55	+9.91	+20.58	+1.58	+25.33	+4.34	+4.99	+7.69

’09	’10	’11	’12	’13	’14	’15	’16	’17

Best Quarter:	9/30/09	+36.29%
Worst Quarter:	9/30/11	-17.99%

Acquiring Portfolio

Lazard US Realty Equity Portfolio
Average Annual Total Returns as of 12/31/17

	Inception Date	1 Year	5 Years	Life of Portfolio
Open Shares	12/31/08
Returns Before Taxes		7.69%	8.47%	17.60%

Returns After Taxes on Distributions		4.98%	6.49%	10.52%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.13%	6.14%	9.91%

Institutional Shares (Returns Before Taxes)	9/26/11	7.93%	8.75%	13.57%

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		8.67%	9.84%	14.54% (Open) 13.17% (Institutional)

MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)		3.74%	7.99%	12.76% (Open) 11.10% (Institutional)

MSCI USA IMI Core Real Estate Index (reflects no reduction for fees, expenses or taxes)		6.78%	N/A	N/A (Open) N/A (Institutional)

Acquired Portfolio

Lazard US Realty Income Portfolio—Open Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+71.58	+33.15	-.16	+23.00	+1.99	+21.35	-9.64	+7.58	+2.90

’09	’10	’11	’12	’13	’14	’15	’16	’17

Best Quarter:	6/30/09	+40.10%
Worst Quarter:	12/31/08	-27.16%

Acquired Portfolio

Lazard US Realty Income Portfolio
Average Annual Total Returns as of 12/31/17

	Inception Date	1 Year	5 Years	Life of Portfolio
Open Shares	7/30/08
Returns Before Taxes		2.90%	4.36%	8.76%

Returns After Taxes on Distributions		1.64%	1.71%	4.82%

Returns After Taxes on Distributions and Sale of Portfolio Shares		1.81%	2.33%	5.53%

Institutional Shares (Returns Before Taxes)	9/26/11	3.20%	4.65%	8.81%

US Realty Income Index (reflects no deduction for fees, expenses or taxes)		9.85%	8.45%	9.97% (Open) 10.68% (Institutional)

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		8.67%	9.84%	8.13% (Open) 13.17% (Institutional)

Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		11.49%	6.88%	10.96% (Open) 7.97% (Institutional)

Hybrid Index (reflects no deduction for fees, expenses or taxes)		10.11%	8.50%	10.00% (Open) 10.73% (Institutional)

S&P 500 Index (reflects no deductions for fees, expenses or taxes)		21.83%	15.79%	10.46% (Open) 17.08% (Institutional)

Investment Manager

LAM, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the investment manager of the Acquiring Portfolio and the Acquired Portfolio. LAM provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Company’s affairs. LAM and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $249 billion as of December 31, 2017.

A discussion regarding the basis for the approval of the management agreement between the Company, on behalf of the Acquiring Portfolio and the Acquired Portfolio, and LAM is available in the Portfolios’ semi-annual report to shareholders for the period ended June 30, 2017.

Primary Portfolio Managers

LAM manages the Acquiring Portfolio and the Acquired Portfolio on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The Acquiring Portfolio and the Acquired Portfolio are both managed by the same team of portfolio managers—Jay P. Leupp and Gautam Garg. Mr. Leupp, a portfolio manager/analyst on LAM’s Global Real Estate Securities team, has been with the Acquiring Portfolio and the Acquired Portfolio since September 2011 and previously was a portfolio manager of the Predecessor Realty Equity Fund and the Predecessor Realty Income Fund since December 2008 and July 2008, respectively. Mr. Leupp is a Managing Director of LAM. Prior to joining LAM in 2011, Mr. Leupp was the President and Chief Executive Officer of Alesco, which he founded in 2005. Prior to that he was Managing Director of Real Estate Equity Research at RBC Capital Markets and Robertson Stephens & Co., Inc. Mr. Garg, a portfolio manager/analyst on LAM’s Global Real Estate Securities team, has been with the Acquiring Portfolio and the Acquired Portfolio since May 2017. Mr. Garg is a Vice President of LAM. Prior to joining LAM in 2012, Mr. Garg was an equity research analyst at Credit Suisse assisting in coverage of global real estate investment trusts. He began working in the investment field in 2006.

Messrs. Leupp and Garg will manage the combined fund if the Reorganization is approved and consummated.

Board Members

Because the Acquiring Portfolio and the Acquired Portfolio are both series of the Company, they have the same Board members. A majority of the Board members of the Company are not “interested persons” (as defined in the 1940 Act) of the Acquired Portfolio or the Acquiring Portfolio (“Independent Board Members”).

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is the independent registered public accounting firm for both the Acquiring Portfolio and the Acquired Portfolio.

Capitalization

The Acquiring Portfolio and the Acquired Portfolio have each classified and issued two classes of shares—Institutional Shares and Open Shares. In addition, each Portfolio is authorized to issue R6 Shares, but has not offered R6 Shares as of the date of this Prospectus/Proxy Statement. Acquired Portfolio shareholders will receive the corresponding class of shares of the Acquiring Portfolio in the Reorganization. The following tables set forth, as of December 31, 2017, (1) the capitalization of the Acquired Portfolio’s Institutional Shares and Open Shares, (2) the capitalization of the Acquiring Portfolio’s Institutional Shares and Open Shares and (3) the pro forma capitalization of the Acquiring Portfolio’s Institutional Shares and Open Shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Acquired Portfolio	Acquiring Portfolio	Adjustments	Acquiring Portfolio
	Lazard US Realty Income Portfolio Institutional Shares			Pro Forma After Reorganization Lazard US Realty Equity Portfolio Institutional Shares
		Lazard US Realty Equity Portfolio Institutional Shares
Total net assets	$12,398,589	$18,724,446		$31,123,035
Net asset value per share	$7.33	$18.85		$18.85
Shares outstanding	1,692,390	993,322	657,739*	1,651,061

	Acquired Portfolio	Acquiring Portfolio	Adjustments	Acquiring Portfolio
				Pro Forma After Reorganization Lazard US Realty Equity Portfolio Open Shares
	Lazard US Realty Income Portfolio Open Shares
		Lazard US Realty Equity Portfolio Open Shares
Total net assets	$14,681,762	$47,811,464		$62,493,226
Net asset value per share	$7.31	$18.94		$18.94
Shares outstanding	2,009,472	2,524,879	775,330*	3,300,209

*	Adjustment to reflect the exchange of shares outstanding from the Acquired Portfolio to the Acquiring Portfolio.

As of December 31, 2017, the Acquired Portfolio’s total net assets (attributable to Institutional Shares and Open Shares) and the Acquiring Portfolio’s total net assets (attributable to Institutional Shares and Open Shares) were $27,080,351 and $66,535,910, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Portfolio and the Acquired Portfolio invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase and Redemption Procedures

The purchase and redemption procedures of the Acquired Portfolio and the Acquiring Portfolio are identical.

General. Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Company’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) or another authorized entity. Investors transacting in Institutional Shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker. The Company also offers Open Shares that have different fees and expenses.

The NAV per share for each class of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Company will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Company values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when the Portfolios are not open for business, thus affecting the value of the Portfolios’ assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment. All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Company will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Company shares. Please note the following minimums in effect for initial investments:

Institutional Shares*	$100,000
Open Shares*	$2,500

*

Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $100,000 for Institutional Shares or $2,500 for Open Shares.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares.

Portfolio shares are redeemable through the Transfer Agent on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

How to Buy Shares

Through the Transfer Agent

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.
2.	Send the Purchase Application and a check for at least the minimum investment amount (if applicable) payable to “The Lazard Funds, Inc.” to:

Until May 31, 2018

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

Effective June 1, 2018

regular mail
The Lazard Funds, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
430 W 7th Street, Suite 219441
Kansas City, Missouri 64105-1407

By Wire

(Your bank may charge you a fee for this service.)

1.	Call (800) 986-3455 toll-free from any state and provide the following:
•	the Portfolio(s) and class of shares to be invested in
•	name(s) in which shares are to be registered
•	address
•	social security or tax identification number
•	dividend payment election
•	amount to be wired
•	name of the wiring bank, and
•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.

Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street Bank and Trust Company (“State Street”), the Company’s administrator:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase—By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.
2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase—By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase—By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Company will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of the Portfolios by exchange from another series of the Company, as described below under “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Investor Services.”

Purchases through the Automatic Investment Plan (Open Shares only) (Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in the Portfolios through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-

term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts (“IRAs”)

The Company may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Company will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Company routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Company monitors for transactions that may be harmful to the Portfolios, either on an individual basis or as part of a pattern of abusive trading practices. The Portfolios reserve the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolios, its operations or its shareholders, including those requests from any individual or group who, in the Company’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Company will seek to restrict future purchases of Company shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. When an exchange request in respect of Company shares is rejected, such shares may be redeemed from the Portfolios on request of the investor. The Company may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Company may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Company with respect to a particular account that is of concern to the Company. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Company may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Company’s policy against abusive trading practices. The Company’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Purchase and Redemption Procedures—General.” The codes of ethics of the Company, LAM and Lazard Asset Management Securities LLC (the “Distributor”) in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Company may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolios.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Company and LAM will take reasonable steps to prevent trading practices deemed to be harmful to the Portfolios by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Company is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Company’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

How to Sell Shares

General

If you request a Portfolio to transmit your redemption proceeds to you by check, the Portfolio expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request a Portfolio to transmit your redemption proceeds to you by wire or ACH, and the Portfolio already has your bank account information on file, the Portfolio expects that your redemption proceeds normally will be wired within one business day or sent by ACH within three business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Portfolio typically expects and may take up to seven days after your order is received in proper form by the Portfolio’s transfer agent or other authorized entity, particularly for very large redemptions or during periods of stressed market conditions or high redemption volume.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a Portfolio or the determination of the fair value of the Portfolio’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Portfolio shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency is deemed to exist.

Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to ten calendar days.

Under normal circumstances, each Portfolio expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the Portfolios may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash) if it is determined that a redemption in cash may cause harm to a Portfolio and its shareholders (because of size or other factors). Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Through the Transfer Agent

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a signed letter requesting that the telephone redemption privilege be added to the account. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Company has established reasonable procedures to be employed by the Company and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail

1.

Write a letter of instruction to the Company. Indicate the dollar amount or number of shares to be sold, the Portfolio and class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.
3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Send the letter to the Transfer Agent at the following address:

Until May 31, 2018

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

Effective June 1, 2018

regular mail
The Lazard Funds, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
430 W 7th Street, Suite 219441
Kansas City, Missouri 64105-1407

Distribution and Servicing Arrangements

Each Portfolio offers Institutional Shares and Open Shares. Each share class has different investment minimums and different expense ratios. The Company has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

LAM or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services with respect to Open Shares and Institutional Shares. Such payments are in addition to any fees paid by the Company under rule 12b-1. The receipt of such payments pursuant to the 12b-1 plan or from LAM or the Distributor could create an incentive for the third parties to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the Portfolios’ SAI, and you should consult your financial intermediary for further details.

Distributions

The dividends and distributions policies of the Acquired Portfolio and the Acquiring Portfolio are different. For the Acquiring Portfolio, income dividends are anticipated to be paid annually. For the Acquired Portfolio, income dividends, if any, are anticipated to be paid quarterly. For both Portfolios, net capital gains, if any, are normally distributed annually but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about November 1, 2018 at www.lazardassetmanagement.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the 2017 fiscal year that were not distributed by December 31, 2017) are expected to be available on or about August 17, 2018 at www.lazardassetmanagement.com or by calling (800) 823-6300.

Because the REITs in which the Acquired Portfolio and the Acquiring Portfolio invest do not provide complete information about the taxability of their distributions until after the calendar year-end, the Portfolios may not be able to determine how much of their distributions are taxable to shareholders until after the January 31st deadline for issuing Form 1099-DIV. As a result, the Acquired Portfolio and the Acquiring Portfolio may request permission from the Internal Revenue Service (“IRS”) each year for an extension of time to issue Form 1099-DIV until February 28th.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share class of the Portfolios will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Investor Services

The investor services offered by the Acquired Portfolio and the Acquiring Portfolio are identical. The privileges you currently have on your Portfolio account will transfer automatically to your account with the Acquiring Portfolio. The investor services offered by the Acquired Portfolio and the Acquiring Portfolio are as follows:

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another series of the Company.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you to exchange shares of one series of the Company that have been held for seven days or more for shares of the same class of another series of the Company in an identically registered account. Shares will be exchanged at the next determined NAV. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Company has established reasonable procedures to be employed by the Company and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Company reserves the right to limit the number of times shares may be exchanged between series of the Company, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. See “Additional Information About the Acquiring Portfolio and the Acquired Portfolio—Purchase and Redemption Procedures—How to Buy Shares—Market Timing/Excessive Trading” for more information about restrictions on exchanges.

Conversion Feature may allow you or one or more brokers or other financial intermediaries authorized by the Company (“Service Agents”), in the Company’s discretion, to convert holdings of one class of Portfolio shares that have been held for seven days or more for a different class of shares of the same Portfolio. Conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Company’s behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

General Policies

In addition to the policies described above, the Company, on behalf of the Acquiring Portfolio or the Acquired Portfolio, reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000
•	convert Institutional Shares held by a shareholder whose account is less than $100,000 to Open Shares, upon written notice to the shareholder
•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Commission
•	change or waive the required minimum investment amounts
•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)
•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to a Portfolio and its shareholders (subject to the Portfolio’s ability to effect a redemption-in-kind)

Also in addition to the policies described above, the Company may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Company’s management:

•	a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected
•	a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Company also reserves the right to close the Portfolios to investors at any time.

Account Statements

As a shareholder of the Acquiring Portfolio and/or the Acquired Portfolio, you will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Company may be mailed to your household, even if you have more than one account with the Company. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at (800) 986-3455 if you need account information.

Tax Information

Please be aware that the following tax information, which applies to shareholders of both the Acquiring Portfolio and the Acquired Portfolio, is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), which are in effect as of the date of this Prospectus/Proxy Statement. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolios’ shares for shares of another series of the Company will be treated as a sale of the Portfolios’ shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolios held the applicable investment,

not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolios and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires the Portfolios to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number
•	fail to certify that their social security number or taxpayer identification number is correct
•	fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding

Governance Documents

Because the Acquiring Portfolio and the Acquired Portfolio are both series of the Company, they have the same governance documents. As such, the rights of the Portfolios’ shareholders are the same. Shareholders desiring copies of the Company’s Articles of Incorporation and By-Laws should write to the relevant Portfolio at 30 Rockefeller Plaza, New York, New York 10112-6300, Attention: Legal Department.

Additional Information

Additional information about the Portfolios is incorporated by reference into this Prospectus/Proxy Statement from the Portfolios’ currently effective SAI forming a part of the Company’s Registration Statement on Form N-1A (File No. 33-40682).

The Acquired Portfolio and the Acquiring Portfolio are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquired Portfolio and the Acquiring Portfolio may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed online or downloaded from www.sec.gov or www.lazardassetmanagement.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

FINANCIAL HIGHLIGHTS

The financial highlights tables presented for each of the Portfolios are intended to help you understand each Portfolio’s financial performance for the past five years.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. The financial highlights information for the fiscal year ended December 31, 2013 was audited by other auditors. The information for the fiscal years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 have been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the Portfolios’ Annual Report, which accompanies this Prospectus/Proxy Statement.

Acquired Portfolio

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$7.36	$7.11		$8.42	$7.44	$8.57

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.11	^	0.37	0.29	0.47
Net realized and unrealized gain (loss)	0.07	0.45		(1.15)	1.30	(0.27)

Total from investment operations	0.23	0.56		(0.78)	1.59	0.20

Less distributions from:
Net investment income	(0.26)	(0.30)		(0.37)	(0.32)	(0.34)
Net realized gains	—	—		(0.16)	(0.29)	(0.99)
Return of capital	—	(0.01)		—	—	—

Total distributions	(0.26)	(0.31)		(0.53)	(0.61)	(1.33)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.33	$7.36		$7.11	$8.42	$7.44

Total Return(c)	3.20%	8.01	%^	–9.50%	21.54%	2.37%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,399	$17,815		$32,806	$66,942	$47,222
Ratios to average net assets:
Net expenses	1.00%	1.00	%^	0.98%	0.96%	0.95%
Gross expenses	1.32%	1.20%		0.98%	0.96%	0.98%
Net investment income (loss)	2.23%	1.42	%^	4.59%	3.52%	5.29%
Portfolio turnover rate	73%	75%		60%	53%	104%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$7.34	$7.09		$8.40	$7.43	$8.56

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.09	^	0.34	0.26	0.44
Net realized and unrealized gain (loss)	0.06	0.45		(1.15)	1.30	(0.26)

Total from investment operations	0.21	0.54		(0.81)	1.56	0.18

Less distributions from:
Net investment income	(0.24)	(0.28)		(0.34)	(0.30)	(0.32)
Net realized gains	—	—		(0.16)	(0.29)	(0.99)
Return of capital	—	(0.01)		—	—	—

Total distributions	(0.24)	(0.29)		(0.50)	(0.59)	(1.31)

Redemption fees	—	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.31	$7.34		$7.09	$8.40	$7.43

Total Return(c)	2.90%	7.73	%^	–9.77%	21.35%	1.99%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,682	$23,208		$40,388	$87,782	$66,834
Ratios to average net assets:
Net expenses	1.30%	1.30	%^	1.23%	1.24%	1.22%
Gross expenses	1.56%	1.44%		1.23%	1.24%	1.24%
Net investment income (loss)	1.97%	1.19	%^	4.20%	3.19%	4.86%
Portfolio turnover rate	73%	75%		60%	53%	104%

^

Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Acquired Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Acquired Portfolio. The net expenses and net investment income (loss) ratios of the Acquired Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Acquired Portfolio may have been waived or reimbursed by LAM, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Acquired Portfolio’s returns would have been lower.

Acquiring Portfolio

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$19.37	$18.93	$19.71	$16.05	$17.40

Income (loss) from investment operations:
Net investment income (loss)(a)	0.31	0.29	0.33	0.28	0.41
Net realized and unrealized gain (loss)	1.18	0.72	0.55	3.85	(0.10)

Total from investment operations	1.49	1.01	0.88	4.13	0.31

Less distributions from:
Net investment income	(0.37)	(0.31)	(0.38)	(0.20)	(0.25)
Net realized gains	(1.64)	(0.26)	(1.28)	(0.27)	(1.41)

Total distributions	(2.01)	(0.57)	(1.66)	(0.47)	(1.66)

Redemption fees	—	— (b)	— (b)	— (b)	—

Net asset value, end of period	$18.85	$19.37	$18.93	$19.71	$16.05

Total Return(c)	7.93%	5.31%	4.63%	25.70%	1.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,724	$19,625	$21,143	$21,806	$7,844
Ratios to average net assets:
Net expenses	1.02%	1.05%	1.05%	1.05%	1.13%
Gross expenses	1.09%	1.12%	1.09%	1.18%	1.27%
Net investment income (loss)	1.55%	1.50%	1.64%	1.50%	2.28%
Portfolio turnover rate	32%	41%	51%	43%	98%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$19.44	$19.00	$19.78	$16.11	$17.45

Income (loss) from investment operations:
Net investment income (loss)(a)	0.25	0.23	0.26	0.19	0.33
Net realized and unrealized gain (loss)	1.20	0.72	0.56	3.90	(0.06)

Total from investment operations	1.45	0.95	0.82	4.09	0.27

Less distributions from:
Net investment income	(0.31)	(0.25)	(0.32)	(0.15)	(0.20)
Net realized gains	(1.64)	(0.26)	(1.28)	(0.27)	(1.41)

Total distributions	(1.95)	(0.51)	(1.60)	(0.42)	(1.61)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.94	$19.44	$19.00	$19.78	$16.11

Total Return(c)	7.69%	4.99%	4.34%	25.33%	1.58%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,811	$59,307	$75,907	$88,897	$60,823
Ratios to average net assets:
Net expenses	1.30%	1.34%	1.32%	1.35%	1.36%
Gross expenses	1.30%	1.34%	1.32%	1.42%	1.41%
Net investment income (loss)	1.24%	1.17%	1.32%	1.01%	1.83%
Portfolio turnover rate	32%	41%	51%	43%	98%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Acquiring Portfolio may have been waived or reimbursed by LAM, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Acquiring Portfolio’s returns would have been lower.

REASONS FOR THE REORGANIZATION

After management of LAM recommended to the Board that the Acquired Portfolio be consolidated with the Acquiring Portfolio, the Board concluded, with respect to the Acquired Portfolio and the Acquiring Portfolio, that the Reorganization is in the best interests of the Acquired Portfolio and the Acquiring Portfolio and that the interests of shareholders of the Acquired Portfolio and the Acquiring Portfolio will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board determined that reorganizing the Acquired Portfolio into the Acquiring Portfolio, which has the similar investment objectives and investment management policies as those of the Acquired Portfolio, offers potential benefits to Acquired Portfolio shareholders. These potential benefits include permitting Acquired Portfolio shareholders to continue to invest in a fund focused on US real estate in a larger combined fund that is anticipated to have, based on the expenses of each Portfolio as of December 31, 2017 and current expense limitation arrangements with respect to both Portfolios, a lower total annual expense ratio than the corresponding class of shares of the Acquired Portfolio, without diluting such shareholders’ interests. The Acquiring Portfolio (inception date for Open Shares December 31, 2008) also had a better performance record than the Acquired Portfolio (inception date for Open Shares July 30, 2008) for the one- and five-year and since inception periods ended December 31, 2017 (although past performance is not a guarantee of future returns). As of December 31, 2017, the Acquired Portfolio had net assets of approximately $27.1 million and the Acquiring Portfolio had net assets of approximately $66.5 million. By combining the Acquired Portfolio with the Acquiring Portfolio, the Reorganization also should enable Acquired Portfolio shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting LAM, as the Acquiring Portfolio’s investment manager, to more efficiently manage the larger combined Portfolio through various measures, including trade orders and executions, and also permitting the Portfolios’ service providers to operate and service a single fund (and its shareholders), instead of having to operate and service both Portfolios with similar distribution channels. As a result, management recommended to the Board that the Acquired Portfolio be consolidated with the Acquiring Portfolio.

The Board considered that the Reorganization presents an opportunity for the Acquiring Portfolio to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Portfolio.

In determining whether to recommend approval of the Reorganization, the Board considered the following factors: (1) the compatibility of the Acquired Portfolio’s and the Acquiring Portfolio’s investment objectives and policies; (2) share classes and distribution and servicing arrangements of the Acquired Portfolio and the Acquiring Portfolio; (3) information regarding the fees and expenses of the of the Acquired Portfolio and the Acquiring Portfolio; (4) the relative performance of the Acquired Portfolio and the Acquiring Portfolio (while recognizing that past performance is not a guarantee of future returns); (5) valuation of Portfolio assets; (6) the tax consequences of the Reorganization; (7) costs to be incurred in connection with the Reorganization; and (8) the terms and conditions of the Reorganization.

For the reasons described above, the Board, a majority of which is comprised of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization

The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Acquired Portfolio’s shareholders, the Acquiring Portfolio will acquire all of the assets of the Acquired Portfolio in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities on June 29, 2018 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Institutional Shares and Open Shares of the Acquiring Portfolio to be issued to the Acquired Portfolio will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Acquired Portfolio and the Acquiring Portfolio, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Acquired Portfolio and the Acquiring Portfolio will be valued in accordance with the valuation practices of the

Acquiring Portfolio, which are the same as those of the Acquired Portfolio and are described above and in the Portfolios’ SAI.

On or before the Closing Date, the Acquired Portfolio will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Acquired Portfolio shareholders all of the Acquired Portfolio’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for capital loss carryforwards). Any such distribution would be taxable to Acquired Portfolio shareholders.

As soon as conveniently practicable after the Closing Date, the Acquired Portfolio will liquidate and distribute pro rata to holders of its Institutional Shares and Open Shares of record, as of the close of business on the Closing Date, the Acquiring Portfolio Institutional Shares and Open Shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Portfolio in the name of each Portfolio shareholder, each account being credited with the respective pro rata number of Acquiring Portfolio shares due to the shareholder. The Acquiring Portfolio shares received by each Acquired Portfolio shareholder will be of the same share class as the shareholder’s Acquired Portfolio shares. After such distribution and the winding up of its affairs, the Acquired Portfolio will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Acquired Portfolio shares will be canceled and the Acquiring Portfolio shares distributed to the Acquired Portfolio’s shareholders of record will be reflected on the books of the Acquiring Portfolio as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Board. The Acquired Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Acquired Portfolio and the Acquiring Portfolio, under the Plan are subject to various conditions, including approval by Acquired Portfolio shareholders holding the requisite number of Acquired Portfolio shares. An additional condition to the Reorganization is that the Acquired Portfolio and the Acquiring Portfolio receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s shareholders, or the Acquiring Portfolio as a result of the Reorganization. The Plan may be terminated and abandoned by the Board at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Portfolio’s shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $200,000, which will be borne by LAM. These costs associated with the Reorganization will be borne by LAM even if the Reorganization is not consummated. If the Reorganization is consummated, LAM will waive a lower amount of fees and/or reimburse less Portfolio expenses than it otherwise would have. In addition to mailing, proxies may be solicited personally or by telephone, and LAM may pay persons holding Acquired Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, LAM will retain Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost up to approximately $22,000, plus any out of pocket expenses, such cost to be borne by LAM, and is included in the estimated total expenses of the Reorganization listed above. The Company has agreed to indemnify Broadridge and related parties against certain liabilities and expenses arising out of its services to the Company in connection with the Meeting. The Acquiring Portfolio and the Acquired Portfolio will bear their respective portfolio transaction costs, including those associated with the Reorganization. See “—Sale of Portfolio Securities” below.

By approving the Reorganization, Acquired Portfolio shareholders also are, in effect, agreeing to the Acquiring Portfolio’s investment objectives and policies, investment management and distribution arrangements, Board composition and independent registered public accounting firm. If the Reorganization is not approved by Acquired Portfolio shareholders, the Board will consider other appropriate courses of action with respect to the Acquired Portfolio, including continuing to operate as the Acquired Portfolio currently does or liquidation. At the time of the Board’s consideration of the Reorganization, management of the Company advised the Board that, if the Reorganization is not approved by Acquired Portfolio shareholders, management would recommend to the Board liquidation of the Acquired Portfolio.

Temporary Suspension of Certain of the Acquired Portfolio’s Investment Restrictions

Since certain of the Acquired Portfolio’s existing investment restrictions could preclude the Acquired Portfolio from consummating the Reorganization in the manner contemplated in the Plan (e.g., the holding of cash proceeds (in excess of 20% of its assets) from the sale of portfolio securities by the Acquired Portfolio in contemplation of the Reorganization and the acquisition of shares of the Acquiring Portfolio in exchange for the Acquired Portfolio’s assets and stated liabilities), Acquired Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Acquired Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Acquired Portfolio’s investment restrictions will not affect the investment restrictions of the Acquiring Portfolio and will not require the Acquired Portfolio to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization. The Acquired Portfolio will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization, except as contemplated herein. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences

The exchange of Acquired Portfolio assets for Acquiring Portfolio Institutional Shares and Open Shares, the Acquiring Portfolio’s assumption of the Acquired Portfolio’s stated liabilities, and the Acquired Portfolio’s distribution of those shares to Acquired Portfolio shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Portfolio and the Acquiring Portfolio will receive the opinion of Proskauer Rose LLP, counsel to the Acquired Portfolio and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Acquired Portfolio’s assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Institutional Shares and Open Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities, followed by the distribution by the Acquired Portfolio of those Acquiring Portfolio Institutional Shares and Open Shares pro rata to Acquired Portfolio shareholders in complete liquidation of the Acquired Portfolio, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Portfolio and the Acquiring Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio in exchange solely for Acquiring Portfolio Institutional Shares and Open Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Acquired Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Institutional Shares and Open Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities or upon the distribution of those Acquiring Portfolio Institutional Shares and Open Shares to Acquired Portfolio shareholders in exchange (whether actual or constructive) for their shares of the Acquired Portfolio in liquidation of the Acquired Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Acquired Portfolio shareholders upon the exchange of their Acquired Portfolio Institutional Shares and Open Shares for Acquiring Portfolio

Institutional Shares and Open Shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Portfolio Institutional Shares and Open Shares received by each Acquired Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Portfolio shares held by such Acquired Portfolio shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Portfolio Institutional Shares and Open Shares received by each Acquired Portfolio shareholder will include the period during which the Acquired Portfolio shares exchanged therefor were held by such Acquired Portfolio shareholder (provided the Acquired Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Acquired Portfolio asset acquired by the Acquiring Portfolio will be the same as the tax basis of such asset to the Acquired Portfolio immediately prior to the Reorganization, and the holding period of each Acquired Portfolio asset in the hands of the Acquiring Portfolio will include the period during which that asset was held by the Acquired Portfolio (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Acquired Portfolio asset’s holding period).

The Acquired Portfolio and the Acquiring Portfolio have not sought a tax ruling from the IRS. The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Acquired Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Acquired Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of the Acquired Portfolio’s fiscal year ended December 31, 2017, the Acquired Portfolio had unused capital loss carryforwards of approximately $2.62 million of short-term capital losses and $12.97 million of long-term capital losses, all of which can be carried forward for an unlimited period. The Acquiring Portfolio, as a result of the Reorganization, will inherit the capital loss carryforwards of the Acquired Portfolio that are not used through the consummation of the Reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio).

Sale of Portfolio Securities. If the Reorganization is approved by Acquired Portfolio shareholders, management currently estimates that approximately 46% of the Acquired Portfolio’s portfolio securities (approximately $11 million) may be sold by the Acquired Portfolio before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $15,000, or 0.07% of Acquired Portfolio net assets, such cost to be borne by the Acquired Portfolio. The amount of the Acquired Portfolio’s portfolio securities that may ultimately be sold by the Acquired Portfolio in connection with the Reorganization, as well as the related transaction costs associated with such sales, will be dependent upon market conditions and portfolio holdings at the time the Acquired Portfolio sells such securities and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Acquired Portfolio’s tax basis in such securities. Management currently estimates that the Acquired Portfolio would not recognize gains as a result of the sale of such portfolio securities.

The Acquired Portfolio, the Acquiring Portfolio and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective Portfolio. Any sales of portfolio securities by a Portfolio will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board’s Recommendation

The Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Acquired Portfolio and (2) the interests of shareholders of the Acquired Portfolio will not be diluted as a result of the Reorganization. The approval of the Plan and the Reorganization requires the affirmative vote of a majority of the Acquired Portfolio’s outstanding voting securities as defined in the 1940 Act: the affirmative vote of the holders of (a) 67% or more of the shares of the Acquired Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present or represented by proxy, or (b) more than 50% of the outstanding shares of the Acquired Portfolio, whichever is less.

THE BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and LAM may pay persons holding Acquired Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. LAM may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any Acquired Portfolio shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker “non-vote” is a proxy from a broker or nominee who does not have discretionary power to vote Acquired Portfolio shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.

A quorum is constituted for the Company by the presence in person or by proxy of the holders of one-third (33 1/3%) of the Acquired Portfolio’s outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Acquired Portfolio. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Acquired Portfolio shareholders with respect to the reasons for the solicitation. The Meeting may be adjourned either by (a) the chairperson of the Meeting or (b) the affirmative vote of a majority of the votes cast on the matter by holders of Acquired Portfolio shares. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment.

With respect to Acquired Portfolio shares for which LAM or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

The votes of the Acquiring Portfolio’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

Ownership of Shares

To the knowledge of the Acquired Portfolio and the Acquiring Portfolio, the following table shows the persons owning as of December 31, 2017, either of record or beneficially, 5% or more of the outstanding Institutional Shares and Open Shares of the Acquired Portfolio and the outstanding Institutional Shares and Open Shares of the Acquiring Portfolio, respectively, and the percentage of the combined fund’s shares to be owned by these persons if the Reorganization had been consummated as of that date.

Name and Address	Percentage of Outstanding Shares
	Before Reorganization	After Reorganization
Acquired Portfolio—Institutional Shares
National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	63.82%	25.42%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.02%	5.98%
Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	5.33%	2.12%
Acquired Portfolio—Open Shares
Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	43.95%	10.33%
National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	40.57%	9.53%
Acquiring Portfolio—Institutional Shares
Raymond James Omnibus FBO Mutual Funds 880 Carillion Parkway St. Petersburg, FL 33716	45.52%	27.38%
UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	25.79%	15.52%

Name and Address	Percentage of Outstanding Shares
	Before Reorganization	After Reorganization
National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	13.09%	7.87%
Acquiring Portfolio—Open Shares
National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	61.32%	46.91%
Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.81%	15.92%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.42%	4.14%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio. As of December 31, 2017, no shareholder of the Acquired Portfolio was deemed a “control person” of the Acquired Portfolio and no shareholder of the Acquiring Portfolio would be deemed a “control person” of the Acquiring Portfolio after the Reorganization.

As of December 31, 2017, Board members and officers of the Company, as a group, owned less than 1% of the Acquired Portfolio’s or the Acquiring Portfolio’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Portfolios (File No. 811-06312) are incorporated herein by reference to the Portfolios’ Annual Report for their fiscal years ended December 31, 2017, filed on March 8, 2018.

The financial statements of the Acquired Portfolio and the Acquiring Portfolio, incorporated in this Registration Statement by reference from the Acquired Portfolio and Acquiring Portfolio’s Annual Report on Form N-CSR for the year ended December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

Pursuant to Maryland law and the By-Laws of the Company, only such business as is set forth in the accompanying Notice of Special Meeting of Shareholders may be brought before the Meeting. Accordingly, other than the proposal regarding the Reorganization, only procedural matters (such as adjournment) may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Acquired Portfolio, at (800) 823-6300 or contact.US@lazard.com, whether other persons are the beneficial owners of Acquired Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Acquired Portfolio shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of February 28, 2018 (the “Plan”), adopted with respect to LAZARD US REALTY INCOME PORTFOLIO (the “Acquired Portfolio”) and LAZARD US REALTY EQUITY PORTFOLIO (the “Acquiring Portfolio”), each a series of THE LAZARD FUNDS, INC., a Maryland corporation (the “Company”).

This Plan is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for the Acquiring Portfolio’s Institutional Shares and Open Shares (the “Acquiring Portfolio Shares”) of common stock, par value $.001 per share, and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the “Reorganization”).

The Acquired Portfolio and the Acquiring Portfolio are each series of the Company, a registered, open-end management investment company, and the Acquired Portfolio owns securities which are assets of the character in which the Acquiring Portfolio is permitted to invest.

Both the Acquired Portfolio and the Acquiring Portfolio are authorized to issue their shares of common stock and the Company’s Board of Directors (the “Board”) has determined that the Reorganization is in the best interests of each Portfolio and that the interests of each Portfolio’s existing shareholders will not be diluted as a result of the Reorganization.

1. THE REORGANIZATION.

1.1 Subject to the terms and conditions contained herein, the Acquired Portfolio shall assign, transfer and convey to the Acquiring Portfolio all of the assets of the Acquired Portfolio, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Portfolio shall in exchange therefor (a) deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date, provided for in paragraph 3.1 (the “Closing Date”). In lieu of delivering certificates for the Acquiring Portfolio Shares, the Acquiring Portfolio shall credit the Acquiring Portfolio Shares to the Acquired Portfolio’s account on the books of the

Acquiring Portfolio and shall deliver a confirmation thereof to the Acquired Portfolio.

1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Acquired Portfolio, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Acquired Portfolio approved by Lazard Asset Management LLC (“LAM”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Acquired Portfolio’s prior audited period (the “Assets”).

1.3 The Acquired Portfolio will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Portfolio shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Portfolio approved by LAM, as of the Valuation Date, in accordance with GAAP consistently applied from the Acquired Portfolio’s prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Acquired Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4 Delivery of the Acquired Portfolio’s Assets shall be made on the Closing Date to State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210, the Acquiring Portfolio’s custodian (the “Custodian”), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Portfolio.

1.5 The Acquired Portfolio will pay or cause to be paid to the Acquiring Portfolio any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Portfolio hereunder. The Acquired Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Acquired Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

1.6 As soon after the Closing Date as is conveniently practicable, the Acquired Portfolio will distribute pro rata to the holders of record of the Acquired Portfolio’s Institutional Shares and Open Shares, determined as of the close of business on the Closing Date (“Acquired Portfolio Shareholders”), the corresponding class of Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of the applicable Acquiring Portfolio Shares due such shareholders. All issued and outstanding shares of the Acquired Portfolio simultaneously will be canceled on the books of the Acquired Portfolio and will be null and void. Acquiring Portfolio Shares distributed to Acquired Portfolio Shareholders will be reflected on the books of the Acquiring Portfolio as uncertificated, book-entry shares; the Acquiring Portfolio will not issue share certificates in the Reorganization.

1.7 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio’s then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquiring Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

1.9 Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio’s existence is terminated.

2. VALUATION.

2.1 The value of the Acquired Portfolio’s Assets to be acquired, and the amount of the Acquired Portfolio’s liabilities to be assumed, by the Acquiring Portfolio hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Acquired Portfolio.

2.2 The net asset value of a share of each class of Acquiring Portfolio Shares shall be the net asset value per share of that class computed as of the Valuation Date, using the valuation procedures set forth in the Company’s Charter and the then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Acquired Portfolio.

2.3 The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s net assets shall be determined by dividing the value of the net assets attributable to the applicable class of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made in accordance with the regular practices of LAM as fund accountant for the Acquired Portfolio and the Acquiring Portfolio.

3. CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be June 29, 2018, or such other date as the Board may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of LAM, 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, or such other time and/or place as the Board may determine.

3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Portfolio’s Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date. The Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Acquired Portfolio shall be delivered to the Custodian for the account of the Acquiring Portfolio by wire transfer of federal funds on the Closing Date.

3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4 The Acquired Portfolio’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.

3.5 If the Acquired Portfolio is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Acquired Portfolio by the Acquired Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Portfolio shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolio or the Custodian, including broker confirmation slips.

4. CONDITIONS PRECEDENT.

4.1 The Company’s obligation to implement this Plan on the Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing Date:

(a) The Acquired Portfolio is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Plan.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquired Portfolio’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Acquired Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquired Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Portfolio is not, and the Company’s adoption and performance of this Plan on its behalf, will not result, in material violation of the Company’s Charter or the Company’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquired Portfolio or by which the Acquired Portfolio is bound, nor will the Company’s adoption and performance of this Plan on the Acquired Portfolio’s behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquired Portfolio or by which the Acquired Portfolio is bound.

(e) The Acquired Portfolio has no material contracts or other commitments outstanding which will be terminated with liability to it on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio’s properties or assets which, if adversely determined, would materially and adversely affect the Acquired Portfolio’s financial condition or the conduct of the Acquired Portfolio’s business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio’s business or the Acquired Portfolio’s ability to consummate the transactions contemplated herein on the Acquired Portfolio’s behalf.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair values) of the Acquired Portfolio for the Acquired Portfolio’s fiscal years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and for the Acquired Portfolio’s fiscal year ended December 31, 2013 by a different independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired Portfolio as of such dates not disclosed therein.

(i) Since December 31, 2017, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquired Portfolio (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Portfolio. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio’s shares, nor is there outstanding any security convertible into any of the Acquired Portfolio’s shares.

(m) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Portfolio.

(n) The Company’s adoption and performance of this Plan on the Acquired Portfolio’s behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Acquired Portfolio’s shareholders, this Plan will constitute the valid and legally binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Acquired Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Acquired Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 The Company’s obligation to implement this Plan on the Acquired Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Acquiring Portfolio is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State or Maryland, and has the power to carry out its obligations under this Plan.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Portfolio’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Portfolio is not, and the Company’s adoption and performance of this Plan on its behalf will not result, in material violation of the Company’s Charter or the Company’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Portfolio or by which the Acquiring Portfolio is bound, nor will the Company’s adoption and performance of this Plan on the Acquiring Portfolio’s behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Portfolio or by which the Acquiring Portfolio is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Acquiring Portfolio or any of the Acquiring Portfolio’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or the Acquiring Portfolio’s ability to consummate the transactions contemplated herein on the Acquiring Portfolio’s behalf.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair values) of the Acquiring Portfolio for the Acquiring Portfolio’s fiscal years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and for the Acquiring Portfolio’s fiscal year ended December 31, 2013 by a different independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) fairly reflect the financial condition of the Acquiring Portfolio as of such dates.

(h) Since December 31, 2017, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Portfolio (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date (including the Acquiring Portfolio Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Portfolio. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

(l) The Company’s adoption and performance of this Plan on the Acquiring Portfolio’s behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Acquired Portfolio’s shareholders, this Plan will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n) No consideration other than the Acquiring Portfolio Shares (and the Acquiring Portfolio’s assumption of the Acquired Portfolio’s stated liabilities) will be issued in exchange for the Acquired Portfolio’s Assets in the Reorganization.

(o) The Acquiring Portfolio does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Portfolio.

5. COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO, RESPECTIVELY.

5.1 The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions and that, following the Acquired Portfolio shareholder approval referred to in Section 5.2 and up to and including the Closing Date, (i) the Acquired Portfolio may dispose of portfolio securities in contemplation of the Reorganization and subsequently hold proceeds of such sales in cash, and (ii) certain of the Acquired Portfolio’s investment restrictions may be suspended in order to consummate the Reorganization.

5.2 The Company will call a meeting of the Acquired Portfolio’s shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.4 The Company will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Proxy Statement to be mailed to Acquired Portfolio Shareholders.

5.5 The Company, on behalf of the Acquiring Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6 The Company, on behalf of the Acquired Portfolio, covenants that the Acquired Portfolio is not acquiring the Acquiring Portfolio Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.7 As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to Acquired Portfolio Shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

6. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Acquiring Portfolio, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan. This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Company’s Charter and the 1940 Act.

6.1 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio, provided that the Company may waive any of such conditions.

6.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4 The Acquired Portfolio shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Portfolio Shareholders all of the Acquired Portfolio’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for capital loss carryforwards).

6.5 The Company shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) The transfer of all of the Acquired Portfolio’s Assets to the Acquiring Portfolio in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities, followed by the distribution by the Acquired Portfolio of those Acquiring Portfolio Shares pro rata to Acquired Portfolio Shareholders in complete liquidation of the Acquired Portfolio, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Acquired Portfolio and the Acquiring Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the Acquired Portfolio’s Assets in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio’s Assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s stated liabilities or upon the distribution of those Acquiring Portfolio Shares to Acquired Portfolio Shareholders in exchange (whether actual or constructive) for their shares of the Acquired Portfolio in liquidation of the Acquired Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Acquired Portfolio Shareholders upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Portfolio Shares received by each Acquired Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by such Acquired Portfolio Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Portfolio Shares received by each Acquired Portfolio Shareholder will include the period during which the Acquired Portfolio shares exchanged therefor were held by such Acquired Portfolio Shareholder (provided the Acquired Portfolio shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Acquired Portfolio Asset acquired by the Acquiring Portfolio will be the same as the tax basis of such Asset to the Acquired Portfolio immediately prior to the Reorganization, and the holding period of each Asset of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which that Asset was held by the Acquired Portfolio (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Acquired Portfolio Asset’s holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Portfolio or the Acquiring Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Portfolio Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7. TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1 This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Portfolio’s shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2 If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Acquired Portfolio, the Acquiring Portfolio or Board members, officers or shareholders of the Company, as the case may be, in respect of this Plan.

7.3 The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4 LAM shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

8. WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Acquired Portfolio or of the Acquiring Portfolio, as the case may be.

9. MISCELLANEOUS.

9.1 This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2 This Plan shall bind and inure to the benefit of the Company and its successors and assigns. The Company’s obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of the Company other than the Acquired Portfolio and the Acquiring Portfolio (each, a “Reorganizing Series”), but are only binding on and enforceable against the Reorganizing Series’ respective property, as provided in the Company’s Charter. The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such directors, officers, or shareholders. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

IN WITNESS WHEREOF, the Company, on behalf of the Acquired Portfolio and the Acquiring Portfolio, has caused this Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

[Signature Page Follows]

THE LAZARD FUNDS, INC., on behalf of Lazard US Realty Income Portfolio
By:
Mark R. Anderson,
Vice President and Secretary

ATTEST:
Shari L. Soloway,
Assistant Secretary

THE LAZARD FUNDS, INC., on behalf of Lazard US Realty Equity Portfolio
By:
Mark R. Anderson,
Vice President and Secretary

ATTEST:
Shari L. Soloway,
Assistant Secretary

The undersigned is a party to this Plan with respect to Section 7.4 of the Plan:
LAZARD ASSET MANAGEMENT LLC
By:
Nathan A. Paul,
Chief Business Officer

ATTEST:
Mark R. Anderson,
Managing Director and General Counsel

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E40228-S69914	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For	Against	Abstain

1.	Approve a Plan of Reorganization providing for: (a) the Reorganization; (b) Institutional Shares and Open Shares of the Acquiring Portfolio received by the Portfolio in the Reorganization to be distributed to holders of Portfolio Institutional Shares and Open Shares, respectively; and (c) the Portfolio to be terminated as a series of the Fund; and	☐	☐	☐

2.	Transact such other business as may properly come before the meeting, or any postponement(s) or adjournment(s) thereof.

If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR”. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

https://www.lazardassetmanagement.com/us/en_us/references/announcements/us-realty-fund-merger

E40229-S69914

LAZARD US REALTY INCOME PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS - JUNE 8, 2018

COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Lazard US Realty Income Portfolio (the “Portfolio”), a series of The Lazard Funds, Inc., a Maryland corporation (the “Fund”), hereby appoints Mark R. Anderson and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders (the “Meeting”) of the Portfolio to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, June 8, 2018, at 1:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of Common Stock of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. The Meeting is being held in connection with the proposed transfer of all of the assets of the Portfolio to Lazard US Realty Equity Portfolio, a series of the Fund (the “Acquiring Portfolio”), in exchange solely for Institutional Shares and Open Shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Portfolio’s net assets and the assumption by the Acquiring Portfolio of the Portfolio’s stated liabilities (the “Reorganization”).

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

STATEMENT OF ADDITIONAL INFORMATION

April 12, 2018

Acquisition of the Assets of

LAZARD US REALTY INCOME PORTFOLIO

(A Series of The Lazard Funds, Inc.)

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

By and in Exchange for
Institutional Shares and Open Shares of

LAZARD US REALTY EQUITY PORTFOLIO

(A Series of The Lazard Funds, Inc.)

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April 12, 2018 relating specifically to the proposed transfer of all of the assets and liabilities of Lazard US Realty Income Portfolio (the “Acquired Portfolio”), a series of The Lazard Funds, Inc. (the “Company”), in exchange solely for Institutional Shares and Open Shares of Lazard US Realty Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), also a series of the Company. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Portfolios’ Statement of Additional Information dated September 29, 2017, as revised January 17, 2018.

2.	The Portfolios’ Annual Report for the fiscal year ended December 31, 2017.

3.	Pro forma financial information for the combined Acquired Portfolio and Acquiring Portfolio as of December 31, 2017.

DOCUMENTS INCORPORATED BY REFERENCE

The Portfolios’ Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the “Securities Act”), on January 17, 2018 (File No. 33-40682). The financial statements of the Portfolios (File No. 811-06312) are incorporated herein by reference to the Portfolios’ Annual Report for their fiscal years ended December 31, 2017, filed on March 8, 2018.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on February 28, 2018, the Board of Directors of The Lazard Funds, Inc. (the “Company”), on behalf of Lazard US Realty Income Portfolio (the “Acquired Portfolio”) and Lazard US Realty Equity Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), adopted a Plan of Reorganization pursuant to which the Acquired Portfolio will transfer all of its assets, subject to its liabilities, to the Acquiring Portfolio, in exchange for a number of Institutional Shares and Open Shares of the Acquiring Portfolio equal in value to the assets less liabilities of the Portfolio (the “Exchange”). The Acquiring Portfolio’s Institutional Shares and Open Shares will then be distributed to the Acquired Portfolio’s shareholders on a pro rata basis in liquidation of the Acquired Portfolio, after which the Acquired Portfolio will cease operations and will be terminated as a series of the Company. Shareholders of the Acquired Portfolio will receive Institutional Shares and Open Shares of the Acquiring Portfolio in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Portfolio and the Acquired Portfolio as of December 31, 2017 and is intended to present certain data as if the merger had been consummated on January 1, 2018. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Portfolio for prior periods will not be restated. Following the Exchange, the Acquiring Portfolio will be the accounting survivor. The fiscal year ends are December 31 for both the Acquiring Portfolio and the Acquired Portfolio. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Acquired Portfolio and the Acquiring Portfolio included in the annual report of the Portfolios dated December 31, 2017, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each Portfolio and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 1, 2018.

Lazard Asset Management LLC (“LAM”) is the investment manager to the Acquiring Portfolio and the Acquired Portfolio. The Acquired Portfolio and the Acquiring Portfolio have each agreed to pay a fee at the annual rate of 0.75% of the value of its respective average daily net assets. LAM will bear the expenses of the Exchange, estimated at $200,000, regardless of whether the Exchange is consummated.

As of December 31, 2017, the net assets of: (i) the Acquired Portfolio were $27,080,351 and (ii) the Acquiring Portfolio were $66,535,910. The net assets of the combined fund as of December 31, 2017 would have been $93,616,261.

On a pro forma basis for the 12 months ended December 31, 2017, the proposed Exchange would result in the following approximate decrease to expenses charged, excluding the non-recurring expenses of the Exchange:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(35,034)	(.04)%
Professional fees (1)	(39,522)	(.04)%
Custodian fees (1)	(9,600)	(.01)%
Shareholders’ services (1)	(31,751)	(.04)%
Prospectus and shareholders’ reports (1)	(3,334)	(.00)%(2)
Directors’ fees and expenses (1)	(6,110)	(.01)%
Management fees	0	—
Administration fees	(3,000)	(.00)%(2)
Miscellaneous expense (1)	(3,460)	(.00)%(2)

Net decrease to expenses	$(131,811)	(.14)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (.01)%.

Such decreases are to gross expenses and do not reflect the current fee waiver and expense reimbursement arrangements in place with respect to the Portfolios. The amount of “Net decrease to expenses” noted above does not reflect the Acquiring Portfolio’s fee waiver and expense reimbursement arrangement, which is in effect through May 1, 2028.

The Acquired Portfolio and the Acquiring Portfolio have each qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Portfolio intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. Management currently estimates that approximately 46% of the Acquired Portfolio’s portfolio securities will be sold by the Acquired Portfolio before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code, in order to align the Acquired Portfolio’s portfolio with the Acquiring Portfolio’s portfolio (generally, preferred stocks and mortgage real estate investment trusts). Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $15,000, or 0.07% of Acquired Portfolio net assets. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Acquired Portfolio’s tax basis in such securities. Management currently estimates that the Acquired Portfolio would not recognize gains as a result of the sale of such portfolio securities.

The Exchange will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Exchange. A shareholder’s tax basis in Acquired Portfolio shares will carry over to the shareholder’s Acquiring Portfolio shares, and the holding period for such Acquiring Portfolio shares will include the holding period for the shareholder’s Acquired Portfolio shares. As a condition to the closing of the Exchange, the Acquired Portfolio and the Acquiring Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Portfolio, the Acquired Portfolio’s shareholders, or the Acquiring Portfolio as a direct result of the Exchange. The Acquired Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards) prior to the Exchange, which distribution would be taxable to shareholders. Certain tax attributes of the Acquired Portfolio will carry over to the Acquiring Portfolio, including the Acquired Portfolio’s capital loss carryforwards that are not used through the consummation of the Reorganization (though the Acquired Portfolio’s capital loss carryforwards may be subject to annual limitations on their use by the Acquiring Portfolio). As of the Acquired Portfolio’s fiscal year ended December 31, 2017, the Acquired Portfolio had unused capital loss carryforwards of approximately $2.62 million of short-term capital losses and $12.97 million of long-term capital losses, all of which can be carried forward for an unlimited period.